UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    _________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 26, 2005

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


                  DELAWARE                  33-60032        62-1518973
              (State or other             (Commission     (IRS Employer
       jurisdiction of incorporation)     File Number)   Identification Number)


       1001 Tillman Street, Memphis, Tennessee                38112
      (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                                EXPLANATORY NOTE

The information in this Report, including the exhibit, is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SECTION 2.  FINANCIAL INFORMATION.

Item 2.02.  Results of Operations and Financial Condition.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of Buckeye Technologies Inc.'s press release, dated January 26, 2005, announcing its financial results for the fiscal quarter ended December 31, 2004.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(c)         Exhibits.  The following exhibit is being furnished as part of this
                        Report.

Exhibit
Number                                                  Description
-------------  ---------------------------------------------------------------

    99.1      Press Release of Buckeye Technologies Inc. dated January 26, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                            BUCKEYE TECHNOLOGIES INC.


                            /s/ Kristopher J. Matula
                            ______________________________________
                            Kristopher J. Matula
                            Executive Vice President and Chief Financial Officer January 26, 2005